UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2013

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Camino Del Rio North, Suite 1300, San Diego, California	92108
(Address of Principal Executive Offices)	(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 6, 2013, Encore Capital Group, Inc. (the “Company” or “Encore”) entered into an Agreement and Plan of Merger (the “merger agreement”) by and among the Company, Pinnacle Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Asset Acceptance Capital Corp., a Delaware corporation (“AACC”), pursuant to which Merger Sub will merge with and into AACC, and the separate corporate existence of Merger Sub will cease, and AACC will continue as the surviving corporation and wholly owned subsidiary of the Company (the “merger”). Subject to the terms and conditions of the merger agreement, at the effective time of the merger, each holder of AACC common stock will be entitled to receive, at such holder’s election, either an amount in cash equal to $6.50 without interest, or 0.2162 validly issued, fully paid and nonassessable shares of the common stock of the Company (subject to proration as specified in the merger agreement) for each share of AACC common stock such holder owns at the effective time of the merger.

Consummation of the merger is subject to, among other items, the approval of AACC’s stockholders and customary closing conditions and regulatory approvals.

Preliminary unaudited pro forma condensed combined financial information reflecting the merger is attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and the exhibits filed herewith that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements concerning the proposed transactions with AACC, the financial and business impact of such transactions, management’s beliefs and objectives with respect thereto, and management’s current expectations for future operating and financial performance, are based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of the Company, AACC or of the combined company. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed transactions, the timing of consummation of the proposed transactions, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of the Company to integrate AACC, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings, and the ability to realize opportunities for growth. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the documents filed with the Securities and Exchange Commission (the “SEC”) by the Company from time to time, including the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The forward-looking statements included herein are made only as of the date hereof. The Company undertakes no obligation to update the forward-looking statements included herein to reflect subsequent events or circumstances.

Additional Information and Where to Find It

This Current Report on Form 8-K is not a request for or a solicitation of a proxy or an offer to acquire any shares of common stock of the Company. In connection with the proposed transaction the Company has filed with the SEC on March 27, 2013 a Registration Statement on Form S-4, File No. 333-187581 (as amended, the “Registration Statement”), which contains AACC’s proxy statement and also constitutes a prospectus of the Company. The Registration Statement has been declared effective by the SEC and the Company has filed with the SEC on May 6, 2013 a prospectus pursuant to Rule 424(b)(3) under the Securities Act of 1933. Investors are urged to read the proxy statement/prospectus and all other relevant documents filed with the SEC (as well as any amendments and/or supplements to those documents), as they will contain important information about the merger and the parties to the merger.

Investors are able to obtain these documents free of charge at the SEC’s web site, http://www.sec.gov. In addition, they may obtain free copies of these documents by contacting the Company by mail addressed to Encore Capital Group, Inc., 3111 Camino Del Rio North, Suite 1300, San Diego, California 92108, Attention: Adam Sragovicz, by telephone at (877) 445-4581 or via electronic mail to adam.sragovicz@encorecapital.com. Investors also may read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: May 9, 2013	/s/ Paul Grinberg
Paul Grinberg

Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Information.